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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-39904) on Form S-8.

                                                 /s/ ARTHUR ANDERSEN LLP
                                                   Arthur Andersen LLP

San Jose, California
August 25, 2000